Exhibit 99.1

Investor and Analyst Day

June 17, 2015

Welcome

M. Alan Nethery

Vice President

Investor Relations and Corporate Procurement

Cautionary Statements

Forward-looking statements. The Babcock & Wilcox Company, to be renamed BWXT Technologies, Inc. (“BWXT”), cautions that this presentation contains forward-looking statements, including, without limitation, statements relating to the timing of and expected benefits associated with the planned spin-off of Babcock & Wilcox Enterprises, Inc. (“New B&W”) into an independent public company; backlog and bookings to the extent they may be viewed as an indicator of future revenues; management’s expectations regarding the industries in which we operate; our guidance and forecasts for 2015; the potential sizes of the markets in which we operate; and our projected operating margin improvements, savings and restructuring costs. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, the proposed spin-off not being completed as anticipated or at all; delays or other difficulties in completing the spin-off, including the inability to satisfy the conditions for its completion; disruptions experienced with customers and suppliers; adverse changes in the industries in which we operate and delays, changes or termination of contracts in backlog or subject to bookings. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the SEC, including our annual report on Form 10-K for the year ended December 31, 2014 and subsequent quarterly report on Form 10-Q. See also New B&W’s filings with the SEC, including the information statement included as an exhibit to New B&W’s registration statement on Form 10. BWXT and New B&W caution not to place undue reliance on these forward-looking statements, which speak only as of June 17, 2015, the date of this presentation, and undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

Pro-forma financial information. The pro forma financial data in this presentation reflects transactions related to the spin-off and is subject to assumptions and adjustments described in this presentation. New B&W’s management believes these assumptions and adjustments are reasonable under the circumstances and given the information available at this time. The pro forma financial data does not purport to represent what BWXT’s financial position and results of operations actually would have been had the spin-off occurred on the dates indicated, or to project BWXT’s financial performance for any future period following the spin-off.

Non-GAAP financial information. This presentation includes non-GAAP financial measures. These measures include Adjusted Operating Income, Adjusted Earnings per Share and EBITDA. Reconciliations to the most directly comparable GAAP measures are included at the end of this presentation. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for GAAP results.

© 2015 BWX Technologies, Inc. All rights reserved. 3

Agenda

Welcome

9:30 – 9:40 M. Alan Nethery (VP, Investor Relations and Corporate Procurement)

Opening Remarks, Strategy and Introductions

9:40 – 10:00 John A. Fees (Executive Chairman)

Company Overview

10:00 – 10:10

P. Sandy Baker (Chief Executive Officer)

Nuclear Operations

10:10 – 10:40

Joseph G. (Joe) Henry (President and Chief Operating Officer, Nuclear Operations Group)

Technical Services, Nuclear Energy, Other Operations

10:40 – 11:10

William A. (Bill) Fox III (President, Technical Services Group and Nuclear Energy)

Financial Review

11:10 – 11:30

David S. Black (SVP, Chief Financial Officer)

11:30 – 12:00 Q&A

© 2015 BWX Technologies, Inc. All rights reserved. 4

Opening Remarks, Strategy and Management Introductions

John A. Fees

Executive Chairman

Power Generation Spin-off Overview

Transaction Overview

The Babcock & Wilcox Company (B&W) is spinning-off the company’s Power Generation business

Tax-free spin-off to B&W shareholders

Post-transaction, shareholders will own 100% of two independent, publicly traded companies:

BWX Technologies, Inc. (“BWXT” concurrent with the spin-off will be renamed from “The Babcock & Wilcox Company”)

Babcock & Wilcox Enterprises, Inc. (currently Power Generation Group)

Nuclear Operations Group Technical Services Group Nuclear Energy

Power Generation

(BWXT NOG) (BWXT TSG) (BWXT NE)

© 2015 BWX Technologies, Inc. All rights reserved. 6

BWXT Key Investment Highlights

Premier US Government and energy market provider

Critical platform for defense and energy applications

Leading supplier of nuclear design, equipment, components, fuel and specialty technical services to the

U.S. government

Leading supplier of precision-manufactured components and services across the nuclear power industry

Attractive operational and cash flow profile

Dependable, stable business with strong, recurring & visible free cash flows

Strong backlog with multiple years of long-cycle production programs & procurements

Continued operational improvements to achieve margin expansion

Sustainable competitive advantages

Strong, established position with significant barriers to entry, including technical capability, product quality, and upfront capital investment

70+ years at the forefront of cutting-edge innovation in nuclear engineering; accumulating extensive technical IP with substantial patents

Focused growth strategy with actionable opportunities

Multiple levers to improve profitability and drive growth, organically and strategically

Organic growth opportunities identified and leveraged strong position in existing markets

Focused approach to acquisitions

Strong financial position supports strategic priorities and shareholder value creation

Disciplined capital allocation to achieve growth and return of capital priorities

Optimal leverage provides flexibility to pursue strategic objectives

Sustainable dividend policy in line with peers

Proven and experienced management team

Seasoned management team with deep understanding of industry; executives average 24 years of industry experience

Proven track record of operational performance

© 2015 BWX Technologies, Inc. All rights reserved. 7

BWXT Strategic Priorities

Run the Business

Continue as sole manufacturer of naval nuclear reactors for submarines and aircraft carriers

Strengthen key customer and partner relationships

Maintain strong execution of the business

Draw upon management team’s experience to deliver industry- leading products and solutions

Sustain strong backlog at attractive margins and cash flow generation

Maintain Financial Strength

Focus on financial efficiency and capacity to take advantage of market opportunities

Continue history of strong cash generation

Optimize balance sheet with appropriate leverage to enable growth opportunities and/or share repurchases

Maintain a balanced capital allocation framework

Organic/M&A

Dividends

Share Repurchases

Create Shareholder Value

Continue to deliver on base business

Optimize capital deployment to maximize shareholder value

Pursue organic growth in our areas of expertise

Accelerate growth through acquisitions that provide platforms for additional organic growth

Use our financial strength to simultaneously implement numerous available opportunities including return of capital to shareholders

© 2015 BWX Technologies, Inc. All rights reserved. 8

BWXT Experience with Creating Shareholder Value

NOG Segment Growth Story

Revenue ($M)

2007: Acquired MMC for $72M (Marine Mechanical Corporation)

2008: Acquired NFS for $165M (Nuclear Fuel Services)

6,000

5,000

4,000

3,000

2,000

1,000

0

1993-4: Acquired contracts, equipment and work in progress (United Nuclear Corporation)

1995: Acquired contracts, work in progress and secured a 10-year non-compete (PCC)

1996: Sold NOG tubing business unit (Specialty Metals)

1998: Assumed contracts and work scope (Precision Defense Corporation)

11.2%

11.3%

15.5%

15.3%

20.5%

Margin (%)

1,250

1,379

2,150

3,242

4,530

1994 - 1998 1999 - 2002 2003 - 2006 2007 - 2010 2011 - 2014

24

20

16

12

8
4

0

Revenue ($M)

Margin (%)

Nuclear Propulsion Industrial Base Consolidation # of Suppliers Decreased

17 key suppliers prior to 1993

BWXT is the sole manufacturer of naval nuclear reactors for submarines and aircraft carriers

Only 2 key suppliers today

© 2015 BWX Technologies, Inc. All rights reserved. 9

BWXT Positioning

2014 EBITDA Margin (%)

25%

22.5%

21.4%

20.9%

20%

17.9% 17.5%

15.6% 15.3% Median: 15.4%

15% 14.2%

13.5% 13.5% 13.4%

10%

5%

0%

Rockwell Harris BWX Curtiss- Esterline Orbital Northrop General Huntington Lockheed Moog

Collins Technologies Wright ATK Grumman Dynamics Ingalls Martin

2014

Revenue

5,151 4,959 1,451 2,243 2,012 5,146 23,979 30,852 6,957 45,600 2,636

($M)

Naval Propulsion / Government Services

Aerospace & Defense

Source: Capital IQ

© 2015 BWX Technologies, Inc. All rights reserved. 10

BWXT Business Segments

Nuclear Operations Group (BWXT NOG)

Design NOG) and manufacture critical components and nuclear fuel for U.S. Naval

Fleet

Deliver advanced technologies for application in the nuclear industry

Technical Services Group (BWXT TSG)

Manage and operate government-owned and related facilities supporting defense programs, nuclear non-proliferation and advanced technology development

Decommissioning, decontamination and clean up of legacy radiological and hazardous waste

Nuclear Energy (BWXT NE)

Design and fabricate components and systems for commercial nuclear power industry

Provide related maintenance services to keep plants running safely and efficiently

Engaging on new and next generation commercial nuclear power technologies

© 2015 BWX Technologies, Inc. All rights reserved. 11

BWXT Leadership / Management

Presenters

John A. Fees

Executive Chairman

P. Sandy Baker

Chief Executive Officer

Joseph G. (Joe) Henry

President &

Chief Operating Officer, Nuclear Operations Group

William A. (Bill) Fox III

President,

Technical Services Group and Nuclear Energy

David S. Black

Senior Vice President and Chief Financial Officer

Executives also in Attendance

James D. Canafax

Senior Vice President, General Counsel and Chief Compliance Officer

Jason S. Kerr

Vice President,

Chief Accounting Officer

M. Alan Nethery

Vice President,

Investor Relations and Corporate Procurement

Richard Rademacher

Vice President,

Corporate Development and Assistant Treasurer

© 2015 BWX Technologies, Inc. All rights reserved. 12

Company Overview

P. Sandy Baker

Chief Executive Officer

Company Metrics

Company Overview

BWXT owns and operates six major manufacturing facilities

~5,100 employees worldwide

~1,400 Joint Venture employees

~4,000 employees hold security clearances from NRC, DOE and DOD

Skill sets include scientists, engineers, technicians and administrators

NRC licenses for our nuclear fuel facilities in Lynchburg, VA and Erwin, TN

4 of our manufacturing facilities are ASME N-Stamp certified

Locations

Key Operations

Lynchburg, VA

Barberton, OH

Euclid, OH

Mt. Vernon, IN

Erwin, TN

Cambridge, Ontario

Key Offices

Lynchburg, VA

Charlotte, NC

Oak Ridge, TN

Chattanooga, TN

Aiken, SC

Washington, DC

Deep River, Ontario

Cambridge, Ontario

Cumbria, UK

Joint Ventures

West Valley, NY

Niskayuna, NY

Dravosburg, PA

Piketon, OH

Lexington, KY

Paducah, KY

Idaho Falls, ID

Carlsbad, NM

Los Alamos, NM

Las Vegas, NV

Livermore, CA

Aiken, SC

BWXT Operations BWXT Key Offices Joint Ventures

© 2015 BWX Technologies, Inc. All rights reserved. 14

Our End-Markets

Leading technology innovator and specialty manufacturer of nuclear components

Defense Manufacturing

Products

Virginia-Class submarine program

Ohio-Class replacement submarine program

Ford-Class carrier program

Refueling

Fuel processing and fabrication

Government Services

Nuclear material handling, storage and security

Nuclear laboratories

Weapons complex

Decontamination and decommissioning

Commercial Nuclear Energy

Field services

Plant modifications

Component manufacturing and installation

Fuel design, enrichment and fabrication

B&W mPower™

Nuclear systems and plant design for advanced reactors

Attributes

Long-term contract duration

Well-defined and disciplined approach to capital expenditures

Stable customer

Stable cash flows

Long-term contract duration

Limited working capital

Well-defined capital expenditures

Stable customer

Stable cash flows

Positioned for upside to

business cycle

Focused on high value-add

portions of addressable

market

Largest Nuclear clean room in

North America

2014 Revenue

2014 Revenue = $1,221M

(1)

2014 Revenue = $85M

2014 Revenue = $155M

Notes:

1) Business primarily contributes equity income to BWXT

© 2015 BWX Technologies, Inc. All rights reserved. 15

BWXT Now & Beyond

Global landscape favors BWXT products/services

State of Business

Nuclear Operations Group Technical Services Group Nuclear Energy

Continued delivery of Virginia- Active bids Chalk River (CNL), Right-sizing for existing markets

Class submarines and Ford-Class Kansas City Plant (DOE) and

Upcycle for Canadian domestic

carriers SACOM (NASA)

nuclear fleet

Development and delivery of Ohio- Improving operational performance

Increased opportunities in targeted

Class replacement submarines

Adjacent market growth international markets

Successful entry into adjacent opportunities

market: Missile tubes

Our Vision for the Future

Expand our leadership position in profitable markets with the application of nuclear energy for national security and power generation

Seek to organically and acquisitively expand into new, adjacent markets that align with our core competencies

Continue to drive operational excellence through safe and secure, innovative and quality processes

Focus on maximizing shareholder value through trusted customer relationships and a balanced capital allocation approach

© 2015 BWX Technologies, Inc. All rights reserved. 16

Operational Initiatives

Operational Strategy

A continuous improvement culture

supported by a systematic, data-driven

approach to achieving business benefits

Driving down cost

Generating higher margins

Increasing competitiveness

Financial Benefits

Increases shareholder returns

Operating income contribution

Benefits flow to customers

Improved decisions drive continuous

improvement culture throughout the

organization

© 2015 BWX Technologies, Inc. All rights reserved. 17

Growth Strategy

BWXT will focus on the continuous execution and improvement of its predictable, long-term business, achieving EPS growth through:

Organic Growth

Organic growth leveraging our customer relationships within existing markets

Critical Components

Government Management & Operations

Commercial Nuclear

Improved operational performance

Focused Approach to M&A

Shared core competencies

Platforms that enable additional acquisitions

Strong incumbent management teams

MAINTAIN THE BASE BUSINESS AND ACQUIRE FOR GROWTH

© 2015 BWX Technologies, Inc. All rights reserved. 18

Nuclear Operations

Joe Henry

President & Chief Operating Officer, Nuclear Operations Group

Nuclear Operations Group (NOG)

Overview

Key End-Products

Highly complex, regulated and high-

consequence manufacturing

Sole manufacturer of naval nuclear

reactors for submarines and aircraft

carriers

Provides nuclear products and services to

the US Government

Downblend highly enriched uranium (HEU)

for government/commercial use

Owns/Operates the only two NRC-licensed

commercial facilities in the U.S. authorized

to handle/process HEU

Focused on quality and continuous

improvement

© 2015 BWX Technologies, Inc. All rights reserved. 20

Nuclear Operations Group (NOG)

NFS NOG-E NOG-L NOG-B NOG-MTV

Facility

Location Erwin, TN Euclid, OH Lynchburg, VA Barberton, OH Mount Vernon, IN

Employees 700 280 2,100 650 175

(Approx)

Manufacturing

Capacity 271,000 285,000 930,000 800,000 580,000

(Approx Sq Ft.)

Fuel Material Electro- Naval Heavy Heavy

Products Mechanical Reactors Components Components

Components

© 2015 BWX Technologies, Inc. All rights reserved. 21

Nuclear Operations Group (NOG) Products Overview

Euclid operations-manufactures

electromechanical components

NFS operations-manufactures the

fuel material used in the reactor core

Lynchburg operations-manufactures

the reactor core components

Barberton/Mt. Vernon operations-

manufactures the heavy components

© 2015 BWX Technologies, Inc. All rights reserved. 22

Nuclear Operations Group (NOG)

Nuclear Fuel Services NOG-E

Erwin, TN Euclid, OH

Control Rod Drive

Fuel

Mechanisms

NOG-M NOG-L Reactor NOG-B

Mt. Vernon, IN Lynchburg, VA Vessels & Barberton, OH

Components

Vessels, Steam Generators &

Steam Generators & Pressurizers

Pressurizers All Reactor Fully Fueled

Components Reactors

© 2015 BWX Technologies, Inc. All rights reserved. 23

US Navy Long-term Procurement

Year 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40

Aircraft Carrier Construction

CVN-78 Gerald R. Ford

CVN-79 John F. Kennedy

CVN-80 Enterprise

(1)

CVN-81 (Unnamed)

Plan CVN-82 (Unnamed)

CVN-83 (Unnamed)

Aircraft Carrier Refueling and Complex Overhaul (RCOH)

Program CVN-72 Abraham Lincoln

CVN-73 George Washington

Carrier CVN-74 John C. Stennis

CVN-75 Harry S. Truman

CVN-76 Ronald Reagan

Aircraft CVN-77 George H.W. Bush

CVN-78 Gerald R. Ford

CVN Designators Planning Construction & Execution

Nimitz Class: CVN 68—CVN 77

Ford Class: CVN 78—CVN 83+

(1)	Year 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40

Submarine Type

SSN (Virginia Class) 2 2 2 2 2 2 1 2 2 1 2 1 1 1 1 1 1 1 1 1 1 2 2 2 2 1

Submarine Program SSBN (Ohio—Replacement Class) 1 1 1 1 1 1 1 1 1 1 1 1

Source: Huntington Ingalls, Office of the Chief of Naval Operations (Annual Long-Range Plan for Construction of Naval Vessels—as at March 2015)

Notes:

1) Illustrative build schedule that may not directly align with BWXT

© 2015 BWX Technologies, Inc. All rights reserved. 24

NFS HEU Downblending Capabilities

HEU NUCLEAR FUEL SERVICES, INC. LEU

HEU

U-Metals Commercial

U-Compounds Fuel

HEU

U-Oxides Government

U-Compounds Stockpile

Reactor Fuel

3	— 5 metric tons of HEU per year

© 2015 BWX Technologies, Inc. All rights reserved. 25

Nuclear Operations Group (NOG) Technologies

Primary Services

Nuclear Materials Engineering Provides nuclear material related analytical services to nuclear utility and government customers. Includes a hot cell facility capable of handling high-activity material such as spent nuclear fuel and neutron

Site

and gamma sources

Non-Destructive Evaluation Designs and builds state-of-the-art, high-precision inspection systems as an integral part of process and quality control

Metallurgical Group Specializes in nuclear fuel-related material research and development work for government customers

Hot Cell

Radioisotope & Analytical Chemistry Laboratory Analyzes high activity samples as well as environmental samples from various DOE sites and commercial customers

Black Programs Operates a 1,800 sq ft Sensitive Compartmented Information

Facility (SCIF) where Top Secret projects are performed

NDT

(Non-Destructive

Testing)

© 2015 BWX Technologies, Inc. All rights reserved. 26

Future Growth on a Strong, Stable Foundation

Organic Growth

Potential opportunity of up to 332 tubes split

between Virginia-Class and Ohio Replacement

Class (~$1.5B program)

Ohio Replacement Class Reactor Plant

Research test reactors & targets

Acquisitive- Leverage Core Competencies

High-Consequence/Precision Manufacturing

Commercial and Government

Critical Defense Platforms

Nuclear Support Manufacturing

© 2015 BWX Technologies, Inc. All rights reserved. 27

NOG Financials

Business Status Update

Strong operating income history

Past 3 years @ 20% operating margin

CAGR of 16.7% since 2008

Healthy backlog w/ predictable margins

Low/moderate forecast risk

Strong customer focus

Unyielding quality expectations –

everything must be known & assessed

Heavy oversight complete transparency

to books, business, & conduct of ops by

government customer

Healthy backlog entering 2015

NOG Operating Profit

$M Margin

320 40%

270

240 226 238 30%

169 194

160 126 20%

107

80 10%

0 0%

2008 2009 2010 2011 2012 2013 2014

Operating Income ROS

Bookings and Backlog

4,000

2,995 2,984

2,778

3,000

2,369

(1)

1,620

2,000

881 1,081 (1)

546

1,000

0

2011 2012 2013 2014

Bookings Backlog

Notes:

1) Due to events associated with the government shutdown and delayed budget approvals, awards anticipated in the fourth quarter of 2013 were delayed until the first quarter of 2014

© 2015 BWX Technologies, Inc. All rights reserved. 28

2015 Priorities and Outlook

Maintain excellent safety record

Run the Business Continue focus on quality and schedule

Exceed planned volume at all sites

Maximize production at all sites

Maintain Financial Increase backlog

Strength Currently negotiating a $3B+ FY16-18

contract

Maintain margins in high teens

Readiness for Ohio Replacement

Submarines

Create Shareholder 12 new ships

Value Expand missile tube production

Pursue acquisitions that reflect our core

competencies and expand our footprint in

high-consequence manufacturing

© 2015 BWX Technologies, Inc. All rights reserved. 29

Technical Services

Bill Fox

President, Technical Services Group and Nuclear Energy

TSG Overview

Targeted Customers

DOE National Nuclear Security Administration (NNSA)

DOE Environmental Management (EM) DOE Office of Science DOE Office of Nuclear Energy (NE) NASA

Department of Defense

International Agencies

Key Services

Manage and operate government-owned nuclear weapons enterprise and related facilities

National laboratory management

Facility management supporting defense programs, nuclear non-proliferation and advanced technology development

Decontamination, decommissioning and clean up of legacy radiological and hazardous waste

Environmental remediation Waste management Nuclear operations

Project execution, management and services

© 2015 BWX Technologies, Inc. All rights reserved. 31

TSG’s Unique Operational Attributes

Long-term Recurring Operating Income Stream

Average contract period of performance is five-year base plus option years

Business Model Strong Free Cash Flow

Operating model leverages U.S. government letter of credit (for M&O sites)

Working capital minimized (due to short invoice turnaround)

Very favorable cash flow after initial investment is recovered

Established Market Leader in the Department of Energy

Ability to leverage excellent performance and outstanding technical/management assets to expand into international/other federal customer markets

Market Driven By National Security Imperative

Commitment made by the DoD/National Nuclear Security Administration to modernize ($5B)

Unique Combination Manufacturing/Technology Development/Services Provider

Strong owner/operator perspective and approach to business

Enables BWXT TSG to differentiate from classic Engineering, Procurement,

& Construction and defense industry competitors

© 2015 BWX Technologies, Inc. All rights reserved. 32

Mandated TSG Projects/Assignments

National Nuclear Security Agency (NNSA)

M&O nuclear weapons enterprise

Laboratory Management

Key sites (partners) with approx. Gov’t Fiscal Year 2015 budget:

Los Alamos National Laboratory (Bechtel, Univ. of Calif., AECOM/URS)—$1.95B

Lawrence Livermore National Laboratory (Bechtel, Univ. of Calif., AECOM/URS)—$1.36B

Nevada National Security Site (Northrop Grumman, AECOM, CH2M)—$429M

Nuclear Energy (NE)

Key sites (partners) with approx. Gov’t Fiscal Year 2015 budget:

Idaho National Laboratory (Battelle, AECOM/URS)—$898M

Environmental Management (EM)

Key sites (partners) with approx. Gov’t Fiscal Year 2015 budget:

DUF6 Conversion Project (AECOM/URS)—$90M

Advanced Mixed Waste Treatment Project (AECOM/URS, EnergySolutions)—$114M

Portsmouth Gaseous Diffusion Plant (Fluor)—$367M

West Valley Demonstration Project (CH2M, ECC)—$61M

Waste Isolation Pilot Plant (AECOM/URS)—$260M

Savannah River Liquid Waste Disposition Program (AECOM/URS, Bechtel, CH2M)—$592M

Paducah Environmental Remediation Project (LATA, Stoller)—$57M

Naval Reactors Enterprise D&D [BWSR] (BAPL/KAPL/KSO/NRF) (CB&I)—$44M

Office of Science

Key sites (partners) with approx. Gov’t Fiscal Year 2015 budget:

Oak Ridge National Laboratory (Univ. of Tennessee Battelle)—$1.4B

© 2015 BWX Technologies, Inc. All rights reserved. 33

TSG Footprint



BWXT
Technical
Services Group
Portsmouth D&D
DUF6 Conversion Project
Idaho National Lab
Advanced Mixed Waste Treatment Project
Naval Reactor Facility D&D
Chalk River
NR D&D-KAPL/KSO
West Valley
Demonstration Project
NR D&D-BAPL
Lawrence Livermore
National Lab
Nevada National
Security Site
BWXT Technical
Services Group
Paducah EM
DUF6 Conversion
Project
BWXT Technical
Services Group
Los Alamos
National Lab
BWXT Technical
Services Group
Savannah River Site
Liquid Waste Disposition (LWD)
Waste Isolation
Pilot Plant
Oak Ridge National
Laboratory
Melton Valley TRU WPC
Isotek (U233)
DUF6 Conversion
Project

© 2015 BWX Technologies, Inc. All rights reserved.

34

Near-term Opportunities

Key TSG Business Priorities

- Proposal submitted for 5-year extension at Portsmouth
- Chalk River proposal submittal
- Kansas City Plant proposal submitted
- Savannah River Remediation (SRR) expected 2-year extension
- BW Conversion Services (BWCS) expected 6 months to 1-year extension
- Idaho Treatment Group (ITG) is negotiating 1-year extension
- Synergy Achieving Consolidated Operations & Maintenance (SACOM) Bid Submitted
- Transuranic Waste Processing Center (TWPC) Bid Submitted
- Evaluating Decontamination & Decommissioning (D&D) of NFS BLEU Facility

© 2015 BWX Technologies, Inc. All rights reserved.
35
BWXT
BWX Technologies, Inc.

Nuclear Energy

Bill Fox

President,

Technical Services Group and Nuclear Energy

NE Business Overview

NE Overview

Designs and fabricates components / systems

Highly complex manufacturing and component

design capability

Only large commercial nuclear manufacturer in

North America

Supplied more steam generators than any

competitor worldwide and largest clean room in

North America

Provides maintenance services to keep

nuclear plants running safely and efficiently

Complex inspection / repair services employing

remotely operated robotic tooling solutions

Dominant nuclear services provider in Canada

Proven steam generator inspection / repair

services with the lowest dose / schedule in

industry

Advanced reactor systems design and

program/project management

Key Locations

Cambridge,

Ontario

Lynchburg, VA

Charlotte, NC

Chattanooga, TN

© 2015 BWX Technologies, Inc. All rights reserved. 37

NE Products and Services

Specialty Nuclear Engineering & Services

Nuclear Steam Supply System Design and Manufacturing

Generation IV Advanced Nuclear Reactors TerraPower, X-Energy, StarCore

Component Design, Engineering, and Licensing Services

Irradiated Materials Laboratory and Testing Services

Specialty Thermal Hydraulic Scale Testing and Simulations for Advanced Engineering

Modeling and Development

Nuclear Fuel Design and Manufacturing Development

SMR development, including reactor design, licensing, balance of plant layout and design

Specialty Nuclear Field Services

Steam Generator Inspection and Repair Services

Remote Eddy Current Non-destructive Inspection

Steam Generator Tube Plugging

Secondary Side Remote Water Lance Cleaning of Tube Bundles

Component Life-cycle Engineering Services

Balance of Plant Heat Exchanger Inspection and Repair Services

Remote Eddy Current Non-destructive Inspection and Robotic Examination Services

Component Life-cycle Engineering Services

© 2015 BWX Technologies, Inc. All rights reserved. 38

Geographic Coverage

Strong North American business with international presence

© 2015 BWX Technologies, Inc. All rights reserved. 39

Steam Generator Services Market Analysis

U.S. Market Analysis

Developed a significant technological advantage with advanced tooling resulting from significant Capital / R&D investment over the past 5 years

Captured 25% market share of Steam Generator Services

Has 15% market share of Balance of Plant Eddy Current Testing Services

Market growth potential through additional contract wins increasing market share to just under 40%

Solid contract backlog through 2020 resulting in net return on capital investment

Market Dynamics

Stable, predictable services market

Plant aging drives increased inspections and repair opportunities

Outsourcing by Customers to reduce fixed costs

New nuclear plant project development is creating opportunities in next generation design support

Large growth potential in Canada due to life extension projects

Planned spending of $20B between 2015 2030 on replacement components and services

Significant new-build projects in Asia

Opportunities for technology transfer and support

Niche service opportunities

© 2015 BWX Technologies, Inc. All rights reserved. 40

TSG & NE Financials

Business Status Update

Nuclear Energy

2012–2014 market decline driven by

completion of life extensions, reduced capital

and O&M spend, and new build investment

(Fukushima, gas prices, etc.)

Focus on cost reduction initiatives,

restructuring, optimizing businesses and

execution

Growth areas are plant aging services and third

party R&D investments into the next generation

reactor designs

Healthy backlog entering 2015 of $265M and

targeting margins of 10% by end of 2016

Technical Services Group

Rebuilding after Y-12/Pantex by improving performance on current contracts and adding new work

Focus on execution of existing contracts and strengthening partner/customer relationships

Increase depth and breadth of future bidding opportunities

Refocus organization for growth by building bench strength and increasing projects capability

TSG & NE Revenue (1)

$M

500 441

434

388

400

300 240

200

100

0

2011 2012 2013 2014

Revenue

TSG & NE Bookings and Backlog

$M 396

400

283

300 268

200 147

100 335 306 244 351

0

2011 2012 2013 2014

Bookings Backlog

Notes:

1) Excludes intercompany eliminations

© 2015 BWX Technologies, Inc. All rights reserved. 41

Financial Review

David S. Black

Senior Vice President and Chief Financial Officer

Select Financial Information (Unaudited)

Select Financial Information ($M)

2012

2013

2014

Revenue

1,523

1,547

1,451

GAAP Operating Income

172

307

19

Pension & OPEB MTM (Gain) / Loss

23

(131)

141

GCI & Other Restructuring Charges

-

21

43

Litigation

— 16

Adjusted Operating Income 195 197 219

GAAP Earnings per Share $1.01 $1.78 $0.36

Adjusted Earnings per Share(1) $1.15 $1.33 $1.36

Notes:

1) Refer to appendix for reconciliation of adjusted earnings per share

© 2015 BWX Technologies, Inc. All rights reserved. 43

Revenue Summary

Segment ($M) 2012% 2013% 2014%

Nuclear Operations 1,098 72% 1,168 76% 1,221 84%

Nuclear Energy 326 21% 284 18% 155 11%

Technical Services 108 7% 104 7% 85 6%

(Primarily equity income)

Eliminations & Other (1) (9)—(9) (1%) (10) (1%)

Total Revenue 1,523 1,547 1,451

Notes:

1) Eliminations & Other includes mPower

© 2015 BWX Technologies, Inc. All rights reserved. 44

Backlog

Segment ($M) 2012% 2013% 2014%

Nuclear Operations 2,984 91% 2,369(1) 94% 2,778 91%

Nuclear Energy 278 9% 142 6% 265 9%

Other (2) 4—7—3 -

Total Backlog 3,266 2,518 3,046

(1)

Notes:

1) Decline in 2013 backlog attributed to delay in receiving the normal Q4 2013 order in Q1 2014

2) Other includes mPower and Technical Services

© 2015 BWX Technologies, Inc. All rights reserved. 45

Adjusted Operating Income

Segment ($M) 2012 2013 2014

Nuclear Operations 226 238 270

Nuclear Energy 51 9 (23)(1)

Technical Services 60 58 35

Other (2) (142) (108) (63)

Total Adjusted Operating Income 195 197 219

Notes:

1) 2014 includes expenses treated as non-GAAP and adjusted for in “Other”

2) Other includes mPower, unallocated Corporate, and non-GAAP adjustments.

© 2015 BWX Technologies, Inc. All rights reserved. 46

Balanced Capital Allocation

Disciplined, Return-Driven Capital Allocation

Organic growth

Dividends

Share repurchases

Focused M&A

Maintain leverage at appropriate level to have allocation flexibility

BWXT Return of Capital Plan

Initial dividend of $0.24 per share / year

$250M share repurchase authorization confirmed for BWXT through 2/25/16

© 2015 BWX Technologies, Inc. All rights reserved. 47

Pro Forma Capitalization

Pro Forma Capitalization (Provisional(1)) ($M) 6/30/2015

Total Cash 80

Revolver Draw 105

Term Loan 293

Current Portion 15

Long-term Portion 278

Total Debt 398

Total Equity 325

Total Capitalization 723

2014 EBITDA 304

Total Debt / 2014 EBITDA 1.3x

Commentary

Strong balance sheet at transaction close

Standalone credit facility through 2020

$400M revolver

$300M term loan

$200M delayed draw option through 12/31/15

Strong liquidity position of ~$520M(2)

$80M cash position sufficient for operations

~$240M revolver availability

$200M delayed draw option through 12/31/15

Pro forma leverage of 1.3x

Strong balance sheet and available liquidity provide

flexibility and optionality

Notes:

1) Potential capitalization structure subject to final distribution of cash

2) Net of outstanding letters of credit

© 2015 BWX Technologies, Inc. All rights reserved. 48

Business Outlook

Adjusted Operating Margin (1)

%

20

15.5– 16.5

15.1

15

12.8

10

5

0

2013 2014 2015E

2015E Adjusted

$1.30 - $1.40 / Share

EPS (1)

2015 Guidance

Nuclear Operations revenues consistent with levels achieved

in the last two years and expected operating margin in the

high teens

Technical Services operating income in the range of $15 to

$20 million, mostly from equity income

Nuclear Energy revenues in the $150 to $175 million range

with operating margins in low single-digits

Corporate unallocated spend reduced to $15 to $20 million

annually post-spin

Adjusted tax rate for 2015 is expected to be in the range of

34% to 36%

Organic capital expenditures in the range of $45 to $55 million

Beyond 2015

We anticipate a high single to low double-digit EPS CAGR

over 3-5 years while maintaining leverage below 2X (2)

Notes:

1) Adjusted Operating Margin and EPS excludes restructuring charges and year-end, mark-to-market adjustment for pension and postretirement benefit plans

2) Leverage could temporarily be above 2X after strategic transactions

© 2015 BWX Technologies, Inc. All rights reserved. 49

Key Investment Highlights

BWXT Key Investment Highlights

Premier US Government and energy market provider

Critical platform for defense and energy applications

Leading supplier of nuclear design, equipment, components, fuel and specialty technical services to the U.S. government Leading supplier of precision-manufactured components and services across the nuclear power industry

Attractive operational and cash flow profile

Sustainable competitive advantages

Focused growth strategy with actionable opportunities

Strong financial position supports strategic priorities and shareholder value creation

Proven and experienced management team

Dependable, stable business with strong, recurring & visible free cash flows

Strong backlog with multiple years of long-cycle production programs & procurements Continued operational improvements to achieve margin expansion

Strong, established position with significant barriers to entry, including technical capability, product quality, and upfront capital investment 70+ years at the forefront of cutting-edge innovation in nuclear engineering; accumulating extensive technical IP with substantial patents

Multiple levers to improve profitability and drive growth, organically and strategically Organic growth opportunities identified and leveraged strong position in existing markets Focused approach to acquisitions

Disciplined capital allocation to achieve growth and return of capital priorities Optimal leverage provides flexibility to pursue strategic objectives Sustainable dividend policy in line with peers

Seasoned management team with deep understanding of industry; executives average 24 years of industry experience Proven track record of operational performance

© 2015 BWX Technologies, Inc. All rights reserved. 51

Q&A

© 2015 BWX Technologies, Inc. All rights reserved. 52

Appendix

Team Page

John A. Fees

Executive Chairman

Mr. Fees was Chief Executive Officer (CEO) of McDermott International, Inc., a leading engineering and construction company with a focus on energy, from October 2008 until July 2010, at which time he retired from the company with 31 years of service Mr. Fees held various leadership roles at MDR during his career, including CEO of The Babcock & Wilcox subsidiary; Chief Operating Officer of BWX Technologies (BWXT); President & General Manager of BWXT Services; and President and General Manager of Diamond Power International While CEO of MDR, Mr. Fees led the company and Board through the process of the spin-off of The Babcock and Wilcox Company (the Company), establishing two independent public companies

P. Sandy Baker

Chief Executive Officer

As President and CEO, Mr. Baker oversees BWXT’s combined three-million square feet of manufacturing and engineering operations that provide precision components and fuel for the U.S. Navy’s nuclear fleet

He also is responsible for the management and operations of nuclear production facilities for DOE and NNSA, as well as environmental management operations, such as the decommissioning and decontamination activities being performed at various sites throughout the U.S.

Mr. Baker also directs BWXT’s commercial nuclear operations in North America, which includes multiple manufacturing sites that are ASME N-Stamp certified

David S. Black

Senior Vice President and Chief Financial Officer

Prior to being elected to his current role in 2015, Mr. Black served as Vice President, Chief Accounting Officer, and Controller for the Company beginning in July 2010 Joined a subsidiary of the Company in 1991 as General Accounting Manager for the Nuclear Environmental Services Division Other positions held within the Company or its predecessors include: Financial Services Manager for the ASD Service Center Division; Controller for B&W Federal Services, Inc.; Controller for BWXT Services Inc.; and Vice President and Controller for the previous BWXT entity

© 2015 BWX Technologies, Inc. All rights reserved. 54

Team Page (cont’d)

James D. Canafax

Senior Vice President, General Counsel and Chief Compliance Officer

Mr. Canafax has served as Senior Vice President and General Counsel of the Company since 2010 and as Chief Compliance Officer since 2013

In this role, Mr. Canafax leads a team that provides legal counsel for all of the Company’s operations as well as supports the Company’s corporate governance and compliance activities

Previously, Mr. Canafax served as Assistant General Counsel—Transactions and Compliance at McDermott International, Inc. from 2007 to 2010

William A. (Bill) Fox III

President, Technical Services Group and Nuclear Energy

William A. (Bill) Fox III leads the federal services and commercial nuclear service business segments of the Company, including Technical Services Group and Nuclear Energy U.S. He also serves as the Chief Executive Officer of Generation mPower LLC

(GmP)

Mr. Fox has 37 years of nuclear industry experience in all areas of project execution and services

Prior to joining the Company, he served as the Senior Vice President and Project Director for Chicago Bridge & Iron (CB&I, formerly Shaw), where he was responsible for the complete engineering, procurement, construction and start-up of the AP1000 nuclear units being built at the VC Summer plant in Jenkinsville, South Carolina, a position he held for almost six years

Joseph G. Henry

President & Chief Operating Officer, Nuclear Operations Group

Joseph G. (Joe) Henry brings more than 20 years of extensive management experience in engineering and nuclear operations to this role. Responsibilities include overseeing the Company’s five nuclear manufacturing sites which provide components for the Navy’s Nuclear Propulsion Program Previously, Mr. Henry served as the Chief Operating Officer for the Company’s Nuclear Operations Group. Prior to this, he served as President of Nuclear Fuel Services, a subsidiary of the Company, and as Chief of Nuclear Safety Operations during the Company’s involvement in the management and operating contract for the Y-12 National Security Complex in Oak Ridge, Tennessee He retired from the Navy as a 2-star Admiral. While on active duty, he commanded 2 nuclear submarines as well as Submarine Group 10, which includes all East Coast-based Ballistic missile submarines

© 2015 BWX Technologies, Inc. All rights reserved. 55

Team Page (cont’d)

Jason S. Kerr

Vice President, Chief Accounting Officer

Prior to being elected to this position in 2015, he served as Corporate Controller for the Company with responsibility for external financial reporting and transactional shared service accounting Mr. Kerr is a certified public accountant with significant experience serving multi-national corporations, primarily in the manufacturing industry Previously served 11 years in public accounting, most recently as Senior Manager with Deloitte & Touche LLP

M. Alan Nethery

Vice President, Investor Relations and Corporate Procurement

Prior to being appointed to this position in 2015, he served as Director, Materials Management for the Company’s Nuclear

Operations Group

Mr. Nethery has held a number of positions of increasing responsibility in various functional areas since joining the Company in 1993 including Operations, Engineering, Finance, Project Management, Procurement and Information Technology, and served as Deputy General Manager of the Pantex Plant

As Director of Operational Excellence during the Company’s successful spin-off from McDermott International, Inc. in 2010, Mr. Nethery was responsible for the strategic leadership and global oversight of the Company’s Information Technology, Process Improvement, and Central Supply Management functions

Richard Rademacher

Vice President, Corporate Development and Assistant Treasurer

Prior to being appointed to his current role in 2015, Mr. Rademacher served as Director, Mergers & Acquisitions for the Company Joined the Company in 1995 as a Business Analyst in the Nuclear Operations Group (Naval Nuclear Fuel Division). Other positions held within the Company or its predecessors include: Division Planner for NOG; Director, Government Relations; Transition Manager at the Pantex Plant; Manager, Legacy Programs; and Director, Strategic Planning.

Previously, Mr. Rademacher served as a Legislative Aide to a United States Senator

© 2015 BWX Technologies, Inc. All rights reserved. 56

Business Segment Information - Revenue

Twelve Months Ended

December 31,

2012 2013 2014

REVENUES:

Nuclear Operations 1,098,031 1,167,683 1,220,952

Technical Services 107,851 104,254 84,834

Nuclear Energy 325,655 283,857 154,721

Other 326 1,523 278

Adjustments and Eliminations (8,998) (10,654) (10,175)

TOTAL 1,522,865 1,546,663 1,450,610

© 2015 BWX Technologies, Inc. All rights reserved. 57

Business Segment Information – Operating Income (Unaudited)

Twelve Months Ended

December 31,

2012 2013 2014

SEGMENT INCOME:

Nuclear Operations 226,269 237,855 270,536

Technical Services 59,655 58,234 35,203

Nuclear Energy 50,649 8,641 (23,211)

Other (113,528) (81,304) (68,946)

SUBTOTAL 223,045 223,426 213,582

Corporate (27,856) (25,893) (32,315)

Special Charges for Restructuring Activities - (21,256) (20,908)

Mark to Market Adjustment (23,495) 130,633 (141,060)

GAAP OPERATING INCOME 171,694 306,910 19,299

Mark to Market Adjustment 23,495 (130,633) 141,060

GCI & Other Restructuring Charges - 21,256 42,230

Litigation - 16,075

ADJUSTED OPERATING INCOME 195,189 197,533 218,664

© 2015 BWX Technologies, Inc. All rights reserved. 58

Business Segment Information – Margin / Capital Expenditures

Twelve Months Ended

December 31,

2012 2013 2014

OPERATING MARGIN:

Nuclear Operations 20.6% 20.4% 22.2%

Technical Services 55.3% 55.9% 41.5%

Nuclear Energy(1) 15.6% 3.0% (4.6%)

ADJUSTED OPERATING MARGIN 12.8% 12.8% 15.1%

GAAP OPERATING MARGIN 11.3% 19.8% 1.3%

(1)	Nuclear Energy’s 2014 operating margin adjusted for $16M Litigation charge (non-GAAP)

CAPITAL EXPENDITURES:

Nuclear Operations 44,810 31,572 34,777

Technical Services— 98 66

Nuclear Energy 5,881 5,506 14,358

Other 2,554 2,854 1,983

Corporate 8,798 9,640 9,396

TOTAL 62,043 49,670 60,580

© 2015 BWX Technologies, Inc. All rights reserved. 59

Reconciliation of Adjusted (Non-GAAP) Earnings per Share(1) (Unaudited)

Earnings per Share ($) 2012 2013 2014

GAAP Earnings per Share $1.01 $1.78 $0.36

Pension & OPEB MTM (Gain) / Loss 0.13 (0.74) 0.82

Impairment (Gains) / Charges 0.23 0.17 (0.13)

One-Time Tax (Benefit) / Charges (0.22)—(0.05)

GCI & Other Restructuring Charges—0.12 0.25

Litigation — 0.11

Adjusted Earnings per Share(1) $1.15 $1.33 $1.36

Notes:

1) BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT’s ongoing operations.

© 2015 BWX Technologies, Inc. All rights reserved. 60

Reconciliation of EBITDA (Unaudited)

($M) 2014

GAAP Net Income 39

Pension & OPEB MTM (Gain) / Loss 89

Impairment (Gains) / Charges (14)

One-Time Tax (Benefit) / Charges (6)

GCI & Other Restructuring Charges 28

Litigation 12

Non-GAAP Net Income 148

Interest (Income) / Expense 7

Taxes 72

Depreciation / Amortization 77

Adjusted EBITDA 304

© 2015 BWX Technologies, Inc. All rights reserved. 61

Revenue and Backlog Recognition

Revenue Recognition

We generally recognize revenue and cost on a percentage-

of-completion method

For contracts as to which we are unable to estimate the final profitability, we recognize equal amounts of revenue and

cost until the final results can be estimated more precisely

In such cases, the gross profit will generally be recognized when the project is ~70% complete

FOAK contract designation must be made at the beginning of

the contract

Our policy is to account for fixed-price contracts under the completed contract method if we believe that we are unable

to reasonably forecast cost to complete at start-up

We have a conservative and

disciplined approach to revenue and

backlog recognition

Backlog Recognition

Backlog is generally recognized upon receipt of a written

document from the customer

The contract must require financial consideration for cost

authorized and incurred in the event of order cancellation

The customer should manifest a firm commitment to proceed

If a contract is based upon a letter of intent (or a document other than a signed contract or signed PO), the document

must financially commit the customer on the same basis as a

signed contract

Contracts shall be entered into backlog in the accounting

period in which the customer signs the contract or letter of intent

If cancellation without financial consideration is permitted, the contract is not included in the backlog

Backlog valuation shall be the best estimate of time-of-

performance valuation

All factors which enter into the initial determination of expected revenue from a contract shall be evaluated throughout the life of the contract

We do not include the value of our unconsolidated joint

venture contracts in backlog

© 2015 BWX Technologies, Inc. All rights reserved. 62

For more information, contact:

M. Alan Nethery

Vice President, Investor Relations investors@bwxt.com (980) 365-4300